           THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
           --------------------------------------------------------

          This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of February 17, 2000 is entered into by and among NOVAMED EYECARE, INC., a Delaware corporation ("Borrower"), THE NORTHERN TRUST COMPANY and PNC BANK, NATIONAL ASSOCIATION each as Agent and each for itself as a Lender (as defined below), and each as Agent for the Lenders, and the financial institutions signatory hereto ("Lenders"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                   RECITALS
                                   --------

          WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement, dated as of May 20, 1997 and as amended and restated as of July 8, 1998 (as amended by that certain Letter Agreement dated as of November 1, 1998, by that certain First Amendment dated as of December 23, 1998 and by that certain Second Amendment and Consent dated as of May 21, 1999, and as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, the Borrower, the Agent and the Lenders wish to acknowledge and consent to certain actions, all as more fully set forth herein;

          NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          SECTION 1. Amendment to the Credit Agreement. The definition of "Agent" in Section 1.1 of the Credit Agreement is hereby amended in its entirety by inserting in lieu thereof the following new definition:

          "Agent" means for The Northern Trust Company and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to Section 9.4.

          SECTION 2. Representations and Warranties. The Borrower represents and warrants that:

               (a) each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

               (b) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does

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          or shall contravene, result in a breach of, or violate (i) any provision of the Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach, with respect to any such indenture, mortgage, deed of trust, lease, agreement or other instrument, would not reasonably be expected to have a Material Adverse Effect or has been waived by a written waiver, a copy of which has been delivered to the Agent on or before the date hereof; and

               (c) no Default or Event of Default will exist or result before and after giving effect to this Amendment.

          SECTION 3.  Reference to and Effect Upon the Credit Agreement.

               (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

          SECTION 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

          SECTION 7. Effectiveness. This Amendment shall become effective upon receipt by the Agent of a fully executed copy of this Amendment.

                           [signature page follows]


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          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                       NOVAMED EYECARE, INC.

                                       By: /s/ Ronald G. Eidell
                                           ------------------------------------
                                       Title: Executive Vice President and Chief
                                              Financial Officer
                                              ----------------------------------

                                       THE NORTHERN TRUST COMPANY,
                                       Individually and as Agent

                                       By: /s/ Christopher J. Collins
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       PNC BANK, NATIONAL ASSOCIATION,
                                       Individually and as Agent

                                       By: /s/ Peter S. Tsudis
                                           -------------------------------------
                                       Title: Vice President
                                              ----------------------------------

                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By: /s/ Amy K. King
                                           -------------------------------------
                                       Title: Commercial Banking Officer
                                              ----------------------------------



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